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                                                                    EXHIBIT 2.1

                           ARTICLES OF INCORPORATION
                             (PURSUANT TO NRS 78)
                                STATE OF NEVADA
                               SECRETARY OF STATE
         FILED
  IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
    STATE OF NEVADA

     JULY 01, 1998

NO C15533-98                                      (For filing office use)
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DEAN HELLER, SECRETARY OF STATE
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   IMPORTANT: Read instructions on reverse side before completing this form
              TYPE OR PRINT (BLACK INK ONLY)

NAME OF CORPORATION:       PENTAGENIC PHARMACEUTICALS, INC.
                     ---------------------------------------------------------
RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent:   David Chu
                     ---------------------------------------------------------

Street Address: 1101 E. Tropicana Avenue, Suite 166 Las Vegas, Nevada  89119
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                Street No.    Street Name             City             Zip

SHARES: (number of shares the corporation is authorized to issue)
Number of shares with par value:  50,000,000   Par value:  0.001
                                --------------           ------------
Number of shares without par value
                                   ------------------------------
GOVERNING BOARD: shall be styled as (check one):  XX  Directors       Trustees
                                                ------          ------
The FIRST BOARD OF DIRECTORS shall consist of 2 members and the names and addresses are as follows (attach additional pages if necessary)

Zhenhua Yang                    1946 Strathmore Avenue, San Gabriel, Ca 91776
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Name                            Address                        City/State/Zip

Dejian Liu                      3008 Andalucia Drive, West Covina,  CA  91791
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Name                            Address                        City/State/Zip

PURPOSE (optional-see reverse side): The purpose of the corporation shall be:
Research, development, manufacture and sales of natural health food products.
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OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached -
                                                                  ----------.

David Chu
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Name (print)                               Name (print)

1101 E. Tropicana Ave., Su. 166,
 LV, NV 89119
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Address                 City/State/Zip   Address                City/State/Zip
  /s/ David Chu
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Signature                                Signature

State of Nevada   County of Clark        State of          County of
        ---------           -----------          ---------           ---------

This instrument was acknowledged          This instrument was acknowledged
before me on                               before me on
          July 1, 1998,    by                                   , 19   ,   by
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            David Chu
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         Name of Person                              Name of Person

as incorporator                          as incorporator
of  Pentagenic Pharmaceuticals           of
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  (name of party on behalf of whom         (name of party on behalf of whom
       instrument was executed)                 instrument was executed)

          Beth McAuliffe
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       Notary Public Signature                    Notary Public Signature

   (affix notary stamp or seal)                (affix notary stamp or seal)


  CERTIFICATE OF ACCEPTANCE OF
  APPOINTMENT AS RESIDENT AGENT         hereby accept appointment as Resident
                                        Agent for the above named corporation
         David Chu                             BETH MCAULIFFE
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     /s/ David Chu                                     7/1/98
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Signature of Resident Agent                                          Date


                                NOTARY PUBLIC
                               STATE OF NEVADA
                                    SEAL
                                No. 98-1218-1
                                BETH MCAULIFFE
                       My appointment expires April 3, 2002